Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Global Equity Trust

Supplement dated November 11, 2014
to the Prospectus dated July 1, 2014

This supplement updates information in the Prospectus for the Fund and should be read in conjunction with the Prospectus and any prior supplements to the Prospectus.

Effective on or about December 15, 2014, the Fund will be adding a new sub-adviser, increasing its use of a low volatility approach to the Fund’s risk management strategy, and reducing its investment advisory fee.

Aperio Group, LLC will serve as the sub-adviser for the Fund’s quality strategy. In effecting that strategy, the Fund may use a portion of its assets to seek to reduce volatility relative to the MSCI ACWI All Cap Index (the “MSCI Index”), with respect to global securities, or to the S&P 500 Index (the “S&P 500”), with respect to domestic securities, by using a global or domestic quality strategy that focuses on lower risk and high quality equities. The global quality strategy seeks to provide diversified exposure to high quality global companies, while the domestic quality strategy seeks to provide diversified exposure to high quality U.S. companies. The quality strategy would tilt a portion of the Fund’s portfolio toward stocks that have lower volatility, lower earnings variation, lower leverage, and higher earnings yield versus the MSCI Index for the global quality strategy and the S&P 500 for the domestic quality strategy.

The Fund also may invest indirectly in a quality strategy by investing in another investment company or pooled investment vehicle that seeks to reduce volatility by investing in equity securities believed to be of high quality.

In addition, as a result of these changes, the Fund’s investment advisory fee will be reduced from 1.34% to 0.95%.

More information about these changes will be provided in a revised prospectus on or about the date the changes go into effect. After that date, shareholders of the Fund also will receive an Information Statement that provides additional information about the Fund’s new sub-adviser.

Please retain this supplement for future reference.